PRESIDENT'S LETTER

TABLE OF CONTENTS


PRESIDENT'S LETTER ......................       1
ECONOMIC OVERVIEW .......................       4
FUND REPORTS
   Franklin Templeton German
   Government Bond Fund .................       6
   Franklin Templeton
   Global Currency Fund .................      12
   Franklin Templeton
   Hard Currency Fund ...................      18
   Franklin Templeton
   High Income Currency Fund ............      24
STATEMENT OF INVESTMENTS ................      30
FINANCIAL STATEMENTS ....................      38
NOTES TO FINANCIAL STATEMENTS ...........      42
REPORT OF INDEPENDENT
ACCOUNTANTS .............................      50



December 16, 1996

Dear Shareholders:

We are pleased to bring you the annual report for the Franklin Templeton Global Trust for the period ended October 31, 1996.


A REWARDING DECADE

The year under review witnessed a milestone in the life of the Franklin Templeton Global Trust, as the Global Currency Fund marked its tenth anniversary on June 27, 1996. The performance of this fund over its first decade supports the notion that cash comes in many colors, and those who take advantage of cash instruments denominated in many currencies may improve their chances of doing better than those who stick to just one currency. This is particularly the case if that one currency -- typically the home currency -- has a pattern of depreciation over time.

A CASE IN POINT IS THE U.S. DOLLAR. In the ten-year period ended October 31, 1996, the Franklin Templeton Global Currency Fund achieved an average annual total return of +7.75%, as shown in the Performance Summary on page 17, or more than one and one-half percentage points per year greater than the 6.07% average annual return on one-year U.S. Treasury bills over the same period.1 Compounding that differential reveals the benefit the fund's currency diversification provided over the period. $10,000 invested in the Global Currency Fund on November 1, 1986 grew to $21,095 by October 31, 1996, while $10,000 invested in one-year U.S. Treasury bills for the same period of time grew to $18,020.1

1. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The share price and investment return of the Franklin Templeton Global Currency Fund fluctuates with market conditions.

RECENT PERFORMANCE

The dollar's upward path during the year under review dampened the performance of the four funds that comprise the Franklin Templeton Global Trust. As often happens, the dollar's improved performance coincided with a strong showing of U.S. securities markets. Given the amazing longevity of the current bull market, a bear market may be little more than an abstraction in the minds of many at this point. However, when the bears do become more palpable, the benefits of currency diversification may likewise be more evident. A wise man once said, "Buy straw hats in the wintertime, for summer will surely follow." The same might be said of foreign currencies today.

I am pleased to report that the funds comprising the Trust generally performed well compared with the internal benchmarks against which they are managed. In our opinion, the portfolio management team at Templeton Investment Counsel, Inc. made the best of a difficult market situation with the three currency funds, generally overweighting currencies that enabled them to outperform their internal benchmark portfolios.

Complete details on the funds' performance may be found later in this report.

A DISQUIETING TREND

Many commentators have noted with concern the recent rapid growth in the Federal Reserve's custody account, where the Fed holds U.S. Treasury obligations belonging to foreign central banks. In the 12 months under review, holdings in this account have grown over 20% to nearly $600 billion, leaving foreign central banks owning almost 20% of all marketable, outstanding U.S. Treasury debt. In effect, these foreign monetary authorities have been financing the U.S. current account deficit -- the shortfall arising because Americans do not save enough to meet their domestic investment needs.

No doubt these massive purchases do not represent acts of charity on the part of foreign governments. Rather, they reflect the desire of these governments to stimulate their own economies. To buy U.S. Treasuries, the Japanese government must obtain dollars and sell yen, which holds down the value of the yen, leading to more competitive Japanese exports abroad. But this trend raises at least two interesting questions. First, how long will such activity continue? And second, what happens when foreign economies recover and foreign governments decide they no longer need to prop up their economies in this manner? I leave it to the reader to ponder the answers, but I think that in the absence of foreign central bank buying, the value of the U.S. dollar would be lower and U.S. interest rates would be higher.


STAY THE COURSE

As we each navigate our own way through unpredictable financial waters, I hope you take some comfort in knowing that the four funds of the Franklin Templeton Global Trust have continued to meet their primary objective of providing shareholders with a conservative, convenient, cost-effective protection against depreciation of the U.S. dollar.

As always, thank you for investing with us.

Sincerely,

Donald P. Gould
President
Franklin Templeton Global Trust


ECONOMIC OVERVIEW

During the year under review, U.S. gross domestic product (GDP) grew at a rate of approximately 2.3%. Consumer spending, new housing activity, and manufacturing activity rose robustly during the first half of the period, but grew somewhat more slowly during the second half. Despite upward pressure on food prices caused by poor weather in the Midwest, inflation remained subdued, and the Consumer Price Index increased by only 3.5%. Price increases in other commodities were also negligible, and as of October 31, 1996, indications of tightness in the labor market were not a major problem. By the end of January 1996, the Federal Reserve Board had lowered the federal funds rate from 5.75% to 5.25%, where it remained through the end of the reporting period.

In our opinion, the likelihood that the economy will suffer a major setback in the immediate future appears small. We believe the Federal Reserve will probably focus primarily on the pace at which the U.S. economy creates new jobs. There is a shortage of skilled labor for certain jobs, and wage inflation could potentially become a problem. However, as long as the economy continues to strike a favorable balance between growth and inflation, we think the Federal Reserve is not likely to change short-term interest rates.

The German economy continued to experience weak growth despite historically low interest rates and a weakening currency. For the 12 months ended June 30, 1996, the latest period for which statistics are available, German GDP expanded by approximately 1%, while the discount rate remained unchanged at 2.5%, its historical low, since April 1996. The mark declined 7.74% versus the U.S. dollar over the 12-month reporting period, standing at 1.5173 per dollar on October 31, 1996. Although some statistics released near the end of this reporting period pointed to a sustainable economic recovery, this conclusion might not be justified because of fiscal tightening budgeted for 1997. We expect that this slow growth, along with the approaching union of many European currencies, should result in continued weakness in the mark versus the U.S. dollar and other major currencies.

On the other side of the world, Japan's economy failed to make a definite recovery from its five-year recession, even though the discount rate there has been at the historically low level of 0.50% since September 1995. Between October 31, 1995 and October 31, 1996, the yen weakened from a level of 102 per dollar to 114 per dollar. Although some economic data indicated that consumer and business confidence were beginning to improve, the August 1996 tankan report2 was quite discouraging. This report also revived discussion of yet another increase in government spending in the fourth quarter of 1996 to help spark the economy. However, the government already has scheduled a consumption tax increase to take effect in April 1997 and this is likely to become another drag on the still fragile economy. In our opinion, while interest rates may gradually rise during 1997, the Bank of Japan probably won't raise the discount rate until at least the middle of the year.

2. The tankan report is a comprehensive quarterly survey of over 10,000 Japanese companies concerning current business conditions and expectations for future business conditions.


FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND

YOUR FUND'S OBJECTIVE:

THE FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENT IN A MANAGED PORTFOLIO OF GERMAN GOVERNMENT BONDS.

During the fiscal year under review, German gross domestic product (GDP) grew at an approximate rate of only 1%. In response, the Bundesbank, Germany's central bank, cut its discount rate to the historically low level of 2.5% in April, and reduced the two-week interbank lending rate by 0.30% in August. As a result, the price of longer-term German bonds rose during the period, as the yield on the benchmark 10-year German government bond fell from 6.44% at the beginning of the period to 6.00% at the end. But this price increase was offset for U.S. dollar investors such as your fund, by the 7.74% decline in the value of the German mark versus the dollar over the 12-month period.

Because the fund is virtually 100% invested in mark-denominated assets and does not hedge its exposure to changes in the mark/U.S. dollar exchange rate, a decline in the value of the mark always reduces the fund's value expressed in dollars.

Within this environment, the Franklin Templeton German Government Bond Fund posted a 12-month total return of -0.14%, as described in the Performance Summary on page 11. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can also see in the Performance Summary, the fund delivered a cumulative total return of +39.92%, and an annualized return of +8.29%, for the period between its inception on December 31, 1992, and October 31, 1996.

Portfolio turnover during the period emphasized maintainence of the fund's diversification among different sectors of the German bond market.

As of October 31, 1996, our largest class of holdings was German state government bonds (26.7% of total net assets). We increased our exposure to non-German issuers of higher-yielding bonds denominated in marks, from 20.9% to 23.5%, and invested 18.7% in Pfandbriefe bonds.3 Also, we slightly lengthened the average maturity of the portfolio in seeking to take advantage of the higher yields available from long-term bonds versus short-term bonds. With an average maturity of 6.3 years at the end of the period, the fund roughly matches the maturity of the J.P. Morgan German Government Bond Index, although we have a much higher allocation to the non-federal sectors of the German market, such as German state government bonds and German government agency bonds.

3.Pfandbriefe bonds are securities backed exclusively by loans to German public sector institutions.

Looking forward, we believe that German economic growth may soon accelerate slightly, although interest rates probably will not rise significantly in the near future. We expect that the Bundesbank may focus on promoting a smooth transition to the proposed European Monetary Union rather than on economic growth, and in our opinion, short-term interest rates may even decline somewhat. Believing that German bonds with maturities greater than five years and non-Federal bonds such as those issued by government agencies are the most attractive parts of the German bond market, we will continue to search for opportunities in these sectors.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Shareholders should remember that investing in a portfolio of a single country's government obligations involves special risks, such as increased susceptibility to currency fluctuations, market volatility, and adverse economic, social and political developments, as discussed in the fund's prospectus. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

PERFORMANCE SUMMARY

The Franklin Templeton German Government Bond Fund provided a cumulative total return of -0.14% for the one-year period ended October 31, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased by $1.15, from $14.31 on October 31, 1995, to $13.16 on October 31, 1996. During this same period, shareholders received distributions totaling $1.12 per share, of which
61.5 cents ($0.615) represented dividends from net investment income, 38.5 cents ($0.385) represented a special year-end dividend distribution, 6.0 cents ($0.06) represented return of capital, and 6.0 cents ($0.06) represented capital gains, of which 5.3 cents ($0.053) represented long-term capital gains. During the year, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's regular investment income available for distribution to shareholders causing a portion of the total distributions to be characterized as a return of capital. In general, return-of-capital distributions are not taxable; rather, they reduce the cost basis of your shares in the fund, and affect the computation of a capital gain or loss when you sell your shares. For more information, please consult your personal tax advisor, or refer to IRS Publication 550 (Investment Income and Expenses).

Based on the maximum offering price of $13.57 on October 31, 1996, and an annualization of October's monthly dividend of 1.6 cents ($0.016) per share, the fund's distribution rate was 1.41%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.

The graph to the right compares the performance of the fund since inception with the performance of the unmanaged Salomon Brothers German Government Bond Index, which provides an indication of the performance of the German government bond market. This index is unmanaged and thus has inherent performance differences in comparison with the fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. And, unlike unmanaged indices, mutual funds generally are not 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND
PERIODS ENDED OCTOBER 31, 1996

                                                                     SINCE
                                                                   INCEPTION
                                           ONE-YEAR   THREE-YEAR   (12/31/92)

  Cumulative Total Return1                  -0.14%      30.77%       39.92%

  Average Annual Total Return2              -3.14%       8.26%        8.29%

  Distribution Rate3                1.41%

  30-Day Standardized Yield4        3.88%


                                            10/31/94   10/31/95    10/31/96

  One-Year Total Return5                    10.74%      18.28%       -0.14%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual
total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.

3.Distribution rate is based on the maximum offering price of $13.57 per share on October 31, 1996, and an annualization of the most recent monthly dividend of
1.6 cents ($0.016) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1996.

5. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, the German mark and the economic and political climate of Germany, so that your shares, when redeemed, may be worth more or less than their initial cost. Past expense reductions by the fund's manager increased the fund's total returns, and past performance is not predictive of future results.


FRANKLIN TEMPLETON GLOBAL CURRENCY FUND

YOUR FUND'S OBJECTIVE:

THE FRANKLIN TEMPLETON GLOBAL CURRENCY FUND SEEKS TO MAXIMIZE TOTAL RETURN, THROUGH A COMBINATION OF INTEREST INCOME AND CURRENCY GAINS, BY INVESTING IN INTEREST-EARNING MONEY MARKET INSTRUMENTS, AT LEAST 65% OF WHICH WILL BE DENOMINATED IN THREE OR MORE MAJOR CURRENCIES, INCLUDING THE U.S. DOLLAR.

Since the Franklin Templeton Global Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is based on changes in the value of the dollar versus the local currencies of countries where it is invested, in addition to net investment income derived from interest paid by portfolio securities. This can put your fund at a disadvantage during a period when the U.S. dollar is strengthening, because our internal benchmark portfolio consists of only a one-third weighting in the U. S. money markets, with one-third each in the local currency money markets of Japan and Germany. The fiscal year covered by this report was such a period. The U.S. dollar gained 11.88% versus the yen and 7.74% versus the mark. However, using the fund's ability to switch investments among money markets, we sought to take advantage of exchange rate fluctuations by moving assets into currencies we felt would perform better in this environment.

Because of the yen's persistent weakness, we underweighted our exposure to it throughout the fiscal year. By October 31, 1996, only 5.8% of the portfolio's total net assets were denominated in yen, down from 19.9% one year earlier. In contrast, we increased our Australian dollar position, from 16.1% to 30.4%. We also reduced our holdings denominated in German marks, from 39.8% at the beginning of the period to 21.9%, while initiating a 4.9% position in New Zealand dollars and increasing our holdings in U.S. dollars by approximately 12.8%.

In our opinion, weak economic growth in Germany and Japan should lead to further U.S. dollar strength in the short term. However, the greatest portion of this move could be behind us, and if the Japanese and German economies rebound, the dollar may resume its long-term decline. In addition, we believe that the Australian and New Zealand currencies have the potential to continue to perform well as world economic growth increases. The Australian dollar, in particular, may continue to be supported by that country's position as an important supplier of raw materials at a time of heavy worldwide demand for commodities. As always, we will continue to monitor economic situations throughout the world and try to take advantage of opportunities that may occur in global currency markets.

Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

Although the fund's Statement of Investments on page 32 of this report indicates that the fund held 80.1% of its portfolio investments in U.S. dollar-denominated assets as of October 31, 1996, its net exposure to the U.S. dollar on that date was only 37.0%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 44) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts in essence creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY

The Franklin Templeton Global Currency Fund reported a cumulative total return of +1.27% for the one-year period ended October 31, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased by $0.87, from $13.67 on October 31, 1995, to $12.80 on October 31, 1996. During this same period, shareholders received distributions totaling $1.02 per share, of which
26.0 cents ($0.26) represented dividends from net investment income, 45.0 cents ($0.45) represented a special year-end dividend distribution, and 31.0 cents ($0.31) represented return of capital. During the year, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's regular investment income available for distribution to shareholders causing a portion of the total distributions to be characterized as a return of capital. In general, return-of-capital distributions are not taxable; rather, they reduce the cost basis of your shares in the fund, and affect the computation of a capital gain or loss when you sell your shares. For more information, please consult your personal tax advisor, or refer to IRS Publication 550 (Investment Income and Expenses).

Based on the maximum offering price of $13.20 on October 31, 1996, and an annualization of October's monthly dividend of 4.5 cents ($0.045) per share, the fund's distribution rate was 4.09%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.

The graph on page 16 compares the performance of the fund over the last 10 years with the performance of the unmanaged Salomon Brothers World Money Market Index, which provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that the Franklin Templeton Global Currency Fund's allocation of U.S. dollar instruments is generally higher than the index's. Other things being equal, the fund may therefore be expected to underperform the index during periods of dollar decline and may outperform during periods of dollar strength.

The Salomon Brothers World Money Market Index is unmanaged and thus has inherent performance differences in comparison with the fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. And, unlike unmanaged indices, mutual funds generally are not 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
PERIODS ENDED OCTOBER 31, 1996
                                                                       SINCE
                                                                     INCEPTION
                                     ONE-YEAR   FIVE-YEAR  TEN-YEAR  (6/27/86)

      Cumulative Total Return1 ......  1.27%     34.62%    117.32%   116.10%

      Average Annual Total Return2 .. -1.77%      5.49%     7.75%     7.42%

      Distribution Rate3 ............     4.09%

      30-Day Standardized Yield4....      3.92%


                                  10/31/92 10/31/93 10/31/94 10/31/95 10/31/96

      One-Year Total Return5 .... 10.64%    5.20%    7.72%    6.05%    1.27%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in the value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.

3. Distribution rate is based on the maximum offering price of $13.20 per share on October 31, 1996, and an annualization of the most recent monthly dividend of
4.5 cents ($0.045) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1996.

5. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climate of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past expense reductions by the fund's manager increased the fund's total returns, and past performance is not predictive of future results.


FRANKLIN TEMPLETON HARD CURRENCY FUND

YOUR FUND'S OBJECTIVE:

THE FRANKLIN TEMPLETON HARD CURRENCY FUND SEEKS TO PROTECT SHAREHOLDERS AGAINST DEPRECIATION OF THE U.S. DOLLAR RELATIVE TO OTHER CURRENCIES BY INVESTING IN HIGH-QUALITY, INTEREST-BEARING MONEY MARKET INSTRUMENTS (AND FORWARD CONTRACTS), DENOMINATED IN THOSE MAJOR CURRENCIES WHICH HISTORICALLY HAVE EXPERIENCED LOW RATES OF INFLATION, AND WHICH, IN THE VIEW OF THE INVESTMENT MANAGER, ARE CURRENTLY PURSUING ECONOMIC POLICIES CONDUCIVE TO CONTINUED LOW RATES OF INFLATION AND CURRENCY APPRECIATION VERSUS THE U.S. DOLLAR OVER THE LONG TERM.


Since the Franklin Templeton Hard Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is based on changes in the value of the dollar versus the local currencies of countries where it is invested, in addition to net investment income derived from interest paid by portfolio securities. During the 12 months covered by this report, the U.S. dollar gained in value against most of the world's other major currencies, including three of the four held in the portfolio. It increased 11.88% versus the yen, 7.74% versus the mark, and 11.65% versus the Swiss franc, but declined 7.27% versus the New Zealand dollar. Since periods of U.S. dollar strength are generally periods of weakness for the fund, it delivered a one-year total return of -5.99%, as shown in the Performance Summary on page 23. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can also see in the Performance Summary, the fund delivered a total return of +74.90%, and an annualized return of +7.89%, for the period between its inception on November 17, 1989 and October 31, 1996.

Although our internal benchmark portfolio consists of one-third weightings each in the local currency money markets of Japan, Germany, and Switzerland, we use the fund's ability to switch investments among these money markets and others, as described in the prospectus, whenever we see potential to improve the fund's performance. For example, the mark was the only currency in which we increased our holdings during the period because we felt that German money market investments would perform relatively well in the unfavorable foreign exchange environment. Over the course of the fiscal year, we increased these holdings, from 35.4% to 47.7% of total net assets. In contrast, we underweighted our exposure to the yen because of its persistent weakness and reduced these holdings during the period, from 22.1% of total net assets to 15.9%. Although we initially replaced these yen-based assets with Swiss franc assets during the first half of the year, the fund's Swiss franc assets had declined to 24.9% of total net assets by October 31, 1996, slightly below year-earlier levels. In addition, our exposure to the New Zealand dollar declined, from 11.4% to 5.1% of total net assets.

Looking forward, we believe factors causing the dollar to weaken since the early 1970s (the shrinking role of the U.S. in the world economy, the still unsolved budget deficit and the increasing dependence on foreigners to finance these deficits) are still in place. While the dollar has increased in value over the past 18 months versus most major currencies, it may be more accurate to say that other currencies have weakened, rather than the dollar has strengthened. If the Japanese and German economies rebound and world economic growth increases, the dollar could resume its long-term decline.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As always, we will continue to monitor economic happenings, and try to position the portfolio to take advantage of the many opportunities in the currency markets around the world.

Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

Although the fund's Statement of Investments on page 34 of this report indicates that the fund held 68.0% of its portfolio investments in U.S. dollar-denominated assets as of October 31, 1996, its net exposure to the U.S. dollar on that date was only 6.4%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 44) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts in essence creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY

The Franklin Templeton Hard Currency Fund reported a cumulative total return of -5.99% for the one-year period ended October 31, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased by $1.45, from $13.09 on October 31, 1995 to $11.64 on October 31, 1996. During this same period, shareholders received distributions totaling 68.0 cents ($0.68) per share, of which 6.0 cents ($0.06) represented dividends from net investment income and 62.0 cents ($0.62) represented return of capital. During the year, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's regular investment income available for distribution to shareholders causing a portion of the total distributions to be characterized as a return of capital. In general, return-of-capital distributions are not taxable; rather, they reduce the cost basis of your shares in the fund, and affect the computation of a capital gain or loss when you sell your shares. For more information, please consult your personal tax advisor, or refer to IRS Publication 550 (Investment Income and Expenses).

Based on the maximum offering price of $12.00 on October 31, 1996, and an annualization of October's monthly dividend of 4.4 cents ($0.044) per share, the fund's distribution rate was 4.40%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.

The graph on page 22 compares the performance of the fund since inception with the performance of the unmanaged Salomon Brothers World Money Market Index, which provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that the Franklin Templeton Hard Currency Fund does not generally maintain a significant exposure to the U.S. dollar. Other things being equal, the fund may therefore be expected to outperform the index during periods of dollar decline and may underperform the index during periods of dollar strength.

The Salomon Brothers World Money Market Index is unmanaged and thus has inherent performance differences in comparison with the fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. And, unlike unmanaged indices, mutual funds generally are not 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEMPLETON HARD CURRENCY FUND
PERIODS ENDED OCTOBER 31, 1996

                                                                      SINCE
                                                                    INCEPTION
                                           ONE-YEAR    FIVE-YEAR   (11/17/89)

       Cumulative Total Return1             -5.99%      37.07%       74.90%
       Average Annual Total Return2         -8.78%       5.86%        7.89%

       Distribution Rate3             4.40%
       30-Day Standardized Yield4     4.49%

                                 10/31/92 10/31/93 10/31/94 10/31/95 10/31/96
       One-Year Total Return5     15.51%    1.07%   17.11%    6.68%   -5.99%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annualtotal return represents the average annual change in the value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.

3. Distribution rate is based on the maximum offering price of $12.00 per share on October 31, 1996, and an annualization of the most recent monthly dividend of
4.4 cents ($0.044) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1996.

5. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climate of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past expense reductions by the fund's manager increased the fund's total return, and past performance is not predictive of future results.


FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND

YOUR FUND'S OBJECTIVE:

THE FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND SEEKS TO ACHIEVE HIGH CURRENT INCOME AT A LEVEL SIGNIFICANTLY ABOVE THAT AVAILABLE ON U.S. DOLLAR MONEY MARKET FUNDS BY INVESTING IN INTEREST-BEARING MONEY MARKET INSTRUMENTS DENOMINATED IN MAJOR AND NON-MAJOR CURRENCIES. SUBJECT TO THIS INVESTMENT OBJECTIVE, A SECONDARY CONSIDERATION OF THE FUND IS PRESERVATION OF CAPITAL.

Under normal market conditions, the Franklin Templeton High Income Currency Fund invests at least 65% of its assets in instruments denominated in at least three of the ten highest-yielding Major Currencies as defined in the prospectus, and in the U.S. dollar. The ten countries eligible for investment during this period were Canada, the United Kingdom, the Netherlands, France, Italy, Spain, Germany, Sweden, Australia, and New Zealand. The five largest allocations, not including the United States, were denominated in the currencies of Australia (20.3% of total net assets), Canada (15.2%), the U.K. (11.0%), Spain (9.7%), and Italy (8.5%). Approximately 15.4% of the fund's assets were denominated in U.S. dollars, and the fund also held smaller positions in the currencies of France, Germany, Sweden and New Zealand.

Since the fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is based on changes in the value of the dollar versus the local currencies of countries where it is invested. The fund also earns net investment income derived from interest paid by portfolio securities. Of course, during any given time period, the dollar may strengthen against some currencies, while weakening against others, and when we see potential to improve the fund's performance, we switch our investments among the eligible currencies. During the 12 months covered by this report, the United Kingdom, Italy, and Sweden were slow to cut interest rates even though they continued to experience low inflation. As a result, these currencies gained 3.0%, 4.6%, and 1.0%, respectively, against the U.S. dollar. Within this environment, the fund posted a +5.56% total return for the period, as shown in the Performance Summary on page 29.

Attempting to take advantage of the strengthening of Europe's higher-yielding currencies, the fund increased its exposure in the United Kingdom, Italy, and Sweden. We expect the currencies of these and other European countries should continue to perform well. The traditionally higher-yielding countries have taken dramatic steps to improve their fiscal and monetary conditions, and as they strive towards their anticipated monetary union in 1999, their economic fundamentals should continue to improve. As always, we will continue to monitor economic happenings and try to position the portfolio to take advantage of the many opportunities in the currency markets around the world.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

Although the fund's Statement of Investments on page 36 of this report indicates that the fund held 66.1% of its portfolio investments in U.S. dollar-denominated assets on October 31, 1996, its net exposure to the U.S. dollar on that date was only 15.4%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 44) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts in essence creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY

The Franklin Templeton High Income Currency Fund reported a cumulative total return of +5.56% for the one-year period ended October 31, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased by $0.54, from $11.56 on October 31, 1995, to $11.02 on October 31, 1996. During this same period, shareholders received distributions totaling $1.12 per share, of which $1.08 represented dividends from net investment income, 1.0 cent ($0.01) represented capital gains and 3.0 cents ($0.03) represented return of capital. During the year, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's regular investment income available for distribution to shareholders causing a portion of the total distributions to be characterized as a return of capital. In general, return-of-capital distributions are not taxable; rather, they reduce the cost basis of your shares in the fund, and affect the computation of a capital gain or loss when you sell your shares. For more information, please consult your personal tax advisor, or refer to IRS Publication 550 (Investment Income and Expenses).

Based on the maximum offering price of $11.37 on October 31, 1996, and an annualization of October's monthly dividend of 4.4 cents ($0.044) per share, the fund's distribution rate was 4.64%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.

The graph on page 28 compares the performance of the fund since inception with the performance of the unmanaged Salomon Brothers World Money Market Index, which provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that many of the higher-yielding currencies in which the fund invests are not included in the index. Thus, performance of the fund compared with the index will depend, in part, on how such higher-yielding currencies perform relative to those in the index.

The Salomon Brothers World Money Market Index is unmanaged and thus has inherent performance differences in comparison with the fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. And, unlike unmanaged indices, mutual funds generally are not 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND

PERIODS ENDED OCTOBER 31, 1996
                                                                   SINCE
                                                                 INCEPTION
                                        ONE-YEAR    FIVE-YEAR   (11/17/89)

      Cumulative Total Return1            5.56%      30.40%       65.95%
      Average Annual Total Return2        2.46%       4.80%        7.08%

      Distribution Rate3           4.64%
      30-Day Standardized Yield4   4.49%


                               10/31/92 10/31/93 10/31/94 10/31/95  10/31/96
      One-Year Total Return5     8.20%   -4.82%    9.97%    8.90%     5.56%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in the value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.

3. Distribution rate is based on the maximum offering price of $11.36 per share on October 31, 1996, and an annualization of the most recent monthly dividend of
4.4 cents ($0.044) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1996.

5. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

The fund's manager has agreed in advance to reduce its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this fee reduction, the fund's distribution rate and total return would have been lower, and yield for the period would have been 1.29%. The fee reduction may be discontinued at any time, upon notice to the fund's Board of Trustees.

All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climate of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.


FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1996

               Face                                                                                     Value
 Country*     Amount     Franklin Templeton German Government Bond Fund                               (Note 1)
                         Long Term Investments  95.3%
                         Eurobonds  29.3%
    DD         900,000   European Economic Community, 6.50%, 3/10/00 ............................      $ 630,541
    DD         500,000   European Investment Bank, 7.75%, 1/26/05 ...............................        365,991
    DD         850,000   Government of Australia, 7.25%, 5/03/07 ................................        605,338
    DD         925,000   Interamerican Development Bank, 6.75%, 4/29/03 .........................        645,306
    DD         600,000   International Bank Recon/Dev, 6.125%, 9/27/02 ..........................        412,829
    DD         800,000   Japan Finance Corp. Muni Enterprises, 7.75%, 10/28/04 ..................        586,642
    DD         775,000   Kingdom of Denmark, 6.125%, 4/15/98 ....................................        530,678
    DD         650,000   KFW International Finance, 7.75%, 10/06/04 .............................        475,144
    DD         800,000   LKB Baden-Wuerttemburg Finance NV, 6.50%, 9/15/08 ......................        535,377
    DD         500,000   Osterreich Kontrollbank, 7.00%, 8/08/05 ................................        349,805
                                                                                                   -------------
                               Eurobonds (Cost $4,905,365) ......................................      5,137,651
                                                                                                   -------------
                         German Bonds  66.0%
    DD         540,000   Allgemeine Hypotheken Bank AG, 6.00%, 9/16/02 ..........................        365,732
    DD         530,000   Bayerische Hypotheken-Und Wechselbank AG, 6.00%, 9/13/20 ...............        365,366
    DD         750,000   Bundesland Baden-Wuerttemberg, 7.50%, 10/22/04 .........................        542,545
    DD       1,000,000   Deutsche Bundespost, 7.50%, 12/02/02 ...................................        726,300
    DD         900,000   Deutsche Hypothekenbank Franfurt AG, 6.00%, 3/22/02 ....................        613,239
                         Federal Republic of Germany:
    DD         685,000     9.00%, 12/01/00 ......................................................        521,545
    DD       1,170,000     7.375%, 1/03/05 ......................................................        845,133
    DD         755,000     6.875%, 5/12/05 ......................................................        528,854
    DD       1,175,000     6.25%, 1/04/24 .......................................................        721,208
                         Freie Hansestadt Bremen:
    DD         800,000     6.25%, 2/13/97 .......................................................        532,470
    DD         500,000     8.50%, 4/17/98 .......................................................        353,439
    DD         900,000   Freistaat Bayern, 6.00%, 3/20/97 .......................................        600,813
    DD         800,000   Land Hessen, 6.00%, 6/18/97 ............................................        536,698
    DD         150,000   Land Niedersachsen, 7.50%, 1/20/05 .....................................        108,757
                         Land Sachsen Anhalt:
    DD         800,000     7.50%, 10/28/04 ......................................................        578,714
    DD         550,000     7.25%, 4/20/05 .......................................................        389,509
    DD         890,000   Landwirt Schaftliche Rentenbank, 7.50%, 10/15/97 .......................        609,424
    DD         750,000   Nordrhein-Westfalen, 6.125%, 4/17/97 ...................................        501,420
    DD         530,000   Rheinhyp Rheinische Hypothekenbank AG, 5.50%, 12/20/99 .................        361,725
    DD         900,000   Sueddeutsche Bodencreditbank AG, 6.00%, 11/06/01 .......................        615,558
    DD         290,000   Treuhandanstalt, 7.375%, 12/02/02 ......................................        210,550
                         German Bonds (cont.)
    DD         530,000   Westfaelische Hypothekenbank AG, 5.50%, 9/13/99 ........................      $ 362,530
    DD         900,000   Wurttembergische Hypothekenbank, 5.50%, 1/22/02 ........................        601,705
                                                                                                   -------------
                               German Bonds (Cost $11,439,134) ..................................     11,593,234
                                                                                                   -------------
                               Total Long Term Investments (Cost $16,344,499) ...................     16,730,885
                                                                                                   -------------
                         Short Term Investments (Cost $345,947)  2.0%
    US         346,000   Federal Home Loan Mortgage Corp., 5.53%, 11/01/96 ......................        346,000
                                                                                                   -------------
                                   Total Investments (Cost $16,690,446)  97.3% ..................     17,076,885
                                   Other Assets and Liabilities, Net  2.7% ......................        474,928
                                                                                                   -------------
                                   Net Assets   100.0% ..........................................    $17,551,813
                                                                                                   =============

                         At October 31, 1996, the net unrealized appreciation
                          based on the cost of investments for income tax
                          purposes of $16,690,446 was as follows:
                           Aggregate gross unrealized appreciation for all investments in which
                          there was an excess of value over tax cost ............................      $ 598,695
                           Aggregate gross unrealized depreciation for all investments in which
                          there was an excess of tax cost over value ............................       (212,256)
                                                                                                   -------------
                           Net unrealized appreciation ..........................................      $ 386,439
                                                                                                   =============

Securities traded in currency of country indicated. See page 37 for country legend.

     The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1996


                Face                                                                                     Value
 Country*      Amount      Franklin Templeton Global Currency Fund                                     (Note 1)

                           Long Term Investments  5.4%
                           Foreign Government Securities - Floating Rate Notes
    DD        4,150,000    Government of Spain, floating rate note, 3.688%, 6/29/02
                            (Cost $2,728,125) ...................................................    $ 2,743,820
                                                                                                   -------------
                          aShort Term Investments  94.2%
                           Commercial Paper  13.1%
    US        3,325,000    Abbott Laboratories, 5.21%, 11/13/96 .................................      3,318,738
    US        1,030,000    Ciesco LP, 5.25%, 11/15/96 ...........................................      1,027,762
    US        2,300,000    General Electric Capital Corp., 5.24%, 12/11/96 ......................      2,285,921
                                                                                                   -------------
                                 Total Commercial Paper (Cost $6,632,765) .......................      6,632,421
                                                                                                   -------------
                           Corporate Bonds  3.0%
    DD        2,300,000    General Electric Capital Corp., 8.25%, 1/29/97 (Cost $1,533,837) .....      1,536,170
                                                                                                   -------------
                           Foreign Government Securities - Floating Rate Notes  2.6%
    DD        2,000,000   bGovernment of Belgium, floating rate note, semi-annual calls, 4.063%,
                            3/15/00 (Cost $1,282,288) ...........................................      1,319,614
                                                                                                   -------------
                           Government Securities  27.9%
    DD        1,750,000   bEuropean Investment Bank, floating rate note, annual calls, 3.63%,
                            3/25/98 .............................................................      1,156,108
    DD        2,075,000    Federal Republic of Germany, 7.125%, 11/21/96 ........................      1,373,281
    DD        3,000,000    German Treasury Bill, 3.16%, 1/17/97 .................................      1,968,842
    US        2,020,000    Government of Finland, 7.25%, 4/28/97 ................................      2,033,888
    US        7,692,000    U.S. Treasury Bills, 5.07% - 5.16%, with maturities to 1/09/97 .......      7,640,342
                                                                                                   -------------
                                 Total Government Securities (Cost $14,200,403) .................     14,172,461
                                                                                                   -------------
                           U.S. Government Agencies  47.6%
    US        5,875,000    Federal Farm Credit Bank, 5.16% - 5.24%, with maturities to 1/17/97 ..      5,852,721
    US       11,010,000    Federal Home Loan Bank, 5.16% - 5.50%, with maturities to 3/28/97 ....     10,972,819
    US        2,446,000    Federal Home Loan Mortgage Corp., 5.18% - 5.53%, with maturities to
                            12/24/96 ............................................................      2,435,875
    US        4,925,000    Federal National Mortgage Assoc., 5.18% - 5.65%, with maturities to
                            10/07/97 ............................................................      4,919,038
                                                                                                   -------------
                                 Total U.S. Government Agencies (Cost $24,176,397) ..............     24,180,453
                                                                                                   -------------
                                 Total Short Term Investments (Cost $47,825,690) ................     47,841,119
                                                                                                   -------------
                                     Total Investments (Cost $50,553,815)  99.6% ................     50,584,939
                                     Other Assets and Liabilities, Net  .4% .....................        188,466
                                                                                                   -------------
                                     Net Assets  100.0% .........................................    $50,773,405
                                                                                                   =============

                           At October 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $50,553,815 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ..........................       $ 78,267
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value ..........................        (47,143)
                                                                                                   -------------
                             Net unrealized appreciation ........................................       $ 31,124
                                                                                                   =============

*Securities traded in currency of country indicated. See page 37 for country legend.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.

bFloating rate notes with an embedded put and/or call feature.

     The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1996


                Face                                                                                    Value
 Country*      Amount       Franklin Templeton Hard Currency Fund                                     (Note 1)

                            Long Term Investments  5.0%
                            Corporate Bonds - Floating Rate Notes  1.5%
    DD         1,650,000    European Investment Bank, floating rate note, 2.725%, 10/23/98 .....     $ 1,087,319
    JP       100,000,000    Inter - American Development Bank, floating rate note, 0.648%,
                             6/19/98 ...........................................................         880,515
                                                                                                   -------------
                                  Total Corporate Bonds (cost $2,086,103).......................       1,967,834
                                                                                                   -------------
                            Foreign Government Securities - Floating Rate Notes  3.4%
    DD         4,600,000    Government of Belgium, floating rate note, 3.03%, 3/24/00 ..........       3,035,113
    JP       135,000,000    Government of Italy, Tranch 3, floating rate note, 0.563%, 7/26/99 .       1,191,839
                                                                                                   -------------
                                  Total Foreign Government Securities (cost $4,432,966) ........       4,226,952
                                                                                                   -------------
                            Government Securities  .1%
    US            25,000    U.S. Treasury Note, 6.50%, 8/15/97 (Cost $25,605) ..................          25,195
                                                                                                   -------------
                                  Total Long Term Investments (Cost $6,544,674) ................       6,219,981
                                                                                                   -------------
                           aShort Term Investments  107.7%
                            Government Securities  17.4%
    DD         2,600,000    Federal Republic of Germany, 7.125%, 11/21/96 ......................       1,720,737
    DD        10,100,000    Federal Republic of Germany, Bundesobl Series 97, 5.75%, 8/20/97 ...       6,800,502
    DD        12,000,000    German Treasury Bill, 3.16%, 1/17/97 ...............................       7,875,369
    US         3,070,000    Government of Finland, 7.25%, 4/28/97 ..............................       3,091,106
    US         2,291,000    U.S. Treasury Bill, 5.055%, 2/12/96 ................................       2,277,918
                                                                                                   -------------
                                  Total Government Securities (Cost $21,935,550) ...............      21,765,632
                                                                                                   -------------
                            Commerical Paper  46.8%
    CH         7,000,000    Canadian Wheat Board, 1.25%, 11/01/96 ..............................       5,543,676
    US         1,740,000    Ciesco, 5.25%, 11/15/96 ............................................       1,736,219
    US         4,500,000    Commonwealth Bank of Australia, 5.40%, 1/06/97 .....................       4,455,326
    US         3,000,000    General Electric Capital Corp., 5.24%, 12/11/96 ....................       2,981,636
    DD         1,500,000    General Electric Capital Corp., 8.25%, 1/29/97 .....................       1,001,850
    CH         7,000,000    Halifax Building Society Ltd., 1.60%, 12/02/96 .....................       5,535,374
    US         4,675,000    Hewlett Packard Co., 5.21%, 11/06/96 ...............................       4,670,936
    US         5,135,000    Merrill Lynch & Co., Inc., 5.32%, 1/06/96 ..........................       5,130,537
    CH         7,000,000    Pepsico Inc., 1.29%, 11/01/96 ......................................       5,543,676
    CH         7,000,000    Pepsico Inc., 1.61%, 12/02/96 ......................................       5,535,398
    CH         7,000,000    Prudential Funding Corp., 1.27%, 11/01/96 ..........................       5,543,676
    CH         7,000,000    Prudential, 1.59%, 12/02/96 ........................................       5,535,373
    US         3,250,000    Raytheon Co., 5.23%, 11/27/96 ......................................       3,237,289
    US         1,800,000    Toyota Motor Credit Corp., 5.25%, 12/17/96 .........................       1,787,369
                                                                                                   -------------
                                  Total Commercial Paper (Cost $58,491,542) ....................      58,238,335
                                                                                                   -------------
                            U.S. Government Agencies  43.5%
    US         3,720,000    Federal Farm Credit Bank, 5.16% - 5.22% with maturities to 1/08/97 .     $ 3,701,695
    US        25,280,000    Federal Home Loan Bank, 5.16% - 5.33% with maturities to 3/25/97 ...      25,182,982
    US        11,015,000    Federal Home Loan Mortgage Corp., 5.18% - 5.20% with maturities to
                             12/24/96 ..........................................................      10,964,340
    US        14,500,000    Federal National Mortgage Assn., 5.17% - 5.18% with maturities to
                             10/07/97...........................................................      14,473,677
                                                                                                   -------------
                                  Total U.S. Government Agencies (Cost $54,313,442) ............      54,322,694
                                                                                                   -------------
                                  Total Short Term Investments (Cost $134,740,534)..............     134,326,661
                                                                                                   -------------
                                      Total Investments (Cost $141,285,208)  112.7% ............     140,546,642
                                      Other Assets and Liabilities, Net  (12.7)% ...............     (15,880,340)
                                                                                                   -------------
                                      Net Assets  100.0% .......................................    $124,666,302
                                                                                                   =============


                            At October 31, 1996, the net unrealized appreciation
                             based on the cost of investments for income tax
                             purposes of $141,285,208 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                             there was an excess of value over tax cost ........................        $ 11,537
                              Aggregate gross unrealized depreciation for all investments in which
                             there was an excess of tax cost over value ........................        (750,103)
                                                                                                   -------------
                              Net unrealized depreciation ......................................      $ (738,566)
                                                                                                   =============

*Securities traded in currency of country indicated. See page 37 for country legend.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1996


                Face                                                                                    Value
 Country*      Amount      Franklin Templeton High Income Currency Fund                               (Note 1)

                           Long Term Investment  7.4%
                           Foreign Government Securities - Floating Rate Notes
    UK          460,000    United Kingdom, floating rate note, 5.57%, 3/11/99 (Cost $716,135) ...      $ 748,447
                                                                                                   -------------
                          aShort Term Investments  91.9%
                           Time Deposit  2.8%
    IT      426,676,839    JP Morgan & Co. Inc., 7.70%, 11/04/96 (Cost $280,570) ................        281,375
                                                                                                   -------------
                           Commerical Paper  10.8%
    US          150,000    Ciesco LP, 5.25%, 11/15/96 ...........................................        149,674
    US          500,000    General Electric Capital Corp., 5.24%, 12/11/96 ......................        496,939
    US          450,000    Raytheon Co., 5.25%, 11/27/96 ........................................        448,240
                                                                                                   -------------
                                 Total Commerical Paper (Cost $1,094,916) .......................      1,094,853
                                                                                                   -------------
                           Government Securities  25.0%
    CA          690,000    Canada Treasury Bill, 3.93%, 10/02/97 ................................        498,966
    US          200,000    Finland Government, 7.25%, 4/28/97....................................        201,375
    ES       65,000,000    Government of Spain, 6.45%, 4/11/97 ..................................        494,141
    IT      885,000,000    Italy Treasury Bill, 7.69%, 11/29/96 .................................        580,002
    SE        3,000,000    Sweden Kingdom, 4.58%, 1/15/97........................................        452,162
    SE        2,000,000    Sweden Treasury Bill, 8.16%, 11/20/96 ................................        303,598
                                                                                                   -------------
                                 Total Government Securities (Cost $2,490,549) ..................      2,530,244
                                                                                                   -------------
                           U.S. Government Agencies  53.3%
    US        1,000,000    Federal Farm Credit Bank, 5.16% - 5.18%, with maturities to 11/20/96 .        998,233
    US        1,165,000    Federal Home Loan Bank, 5.21% - 5.30% with maturities to 3/28/97 .....      1,158,023
    US        1,494,000    Federal Home Loan Mortgage Corp., 5.16% - 5.25%, with maturities to
                            01/10/97 ............................................................      1,488,376
    US        1,750,000    Federal National Mortgage Assn., 5.22% - 5.64% with maturities to
                            11/26/96 ............................................................      1,748,092
                                                                                                   -------------
                                 Total U.S. Government Agencies (Cost $5,391,993) ...............      5,392,724
                                                                                                   -------------
                                 Total Short Term Investments (Cost $9,258,028) .................      9,299,196
                                                                                                   -------------
                                     Total Investments (Cost $9,974,163)  99.3% .................     10,047,643
                                     Other Assets and Liabilities, Net  .7% .....................         65,618
                                                                                                   -------------
                                     Net Assets  100.0% .........................................    $10,113,261
                                                                                                   =============


                           At October 31, 1996, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $9,974,163 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ..........................       $ 73,689
                             Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value ..........................           (209)
                                                                                                   -------------
                             Net unrealized appreciation ........................................       $ 73,480
                                                                                                   =============


COUNTRY LEGEND:
CA - Canada
CH - Switzerland
DD - Germany
ES - Spain
IT - Italy
JP - Japan
SE - Sweden
UK - United Kingdom
US - United States

*Securities traded in currency of country indicated. See page 37 for country legend.

aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

                                                                Franklin
                                                                Templeton    Franklin     Franklin     Franklin
                                                                 German      Templeton    Templeton    Templeton
                                                               Government     Global        Hard      High Income
                                                                Bond Fund  Currency FundCurrency FundCurrency Fund
                                                                --------     --------     ---------    --------
Assets:
 Investment in Securities:
  At identified cost ........................................ $16,690,446 $50,553,815  $141,285,208  $ 9,974,163
                                                                ========     ========     =========    ========
  At value ..................................................  17,076,885  50,584,939   140,546,642   10,047,643
 Cash .......................................................         741         583           913          583
 Receivables:
  Interest ..................................................     536,189     348,762       478,700       38,208
  Capital shares sold .......................................       8,564       2,568     1,127,760       50,659
 Net unrealized gain on forward foreign currency contracts (Note 2)   --           --            --       36,809
 Unamortized organization cost (Note 3) .....................       8,935          --            --          --
                                                                --------     --------     ---------    --------
      Total assets ..........................................  17,631,314  50,936,852   142,154,015   10,173,902
                                                                --------     --------     ---------    --------
Liabilities:
 Payables:
  Investment securities purchased ...........................          --          --    16,754,100          --
  Capital shares repurchased ................................      31,325      58,580       486,410        9,638
  Management fees ...........................................       8,296      28,006        67,052        5,467
  Distribution fees .........................................       9,778      30,812        94,259        6,088
  Shareholder servicing costs ...............................       1,610       4,182         7,115        2,511
 Accrued expenses and other liabilities .....................      28,492      38,704        26,793       36,937
 Net unrealized loss on forward foreign currency contracts (Note 2)   --        3,163        51,984          --
                                                                --------     --------     ---------    --------
      Total liabilities .....................................      79,501     163,447    17,487,713       60,641
                                                                --------     --------     ---------    --------
Net assets, at value ........................................ $17,551,813 $50,773,405  $124,666,302  $10,113,261
                                                                ========     ========     =========    ========
Net assets consist of:
 Undistributed net investment income (loss) .................       $  --    $ 12,235     $ 158,515    $ (41,061)
 Unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies      382,624      28,839     (788,305)      110,548
 Accumulated net realized loss from investments and foreign
 currency transactions ......................................          --    (285,576)   (1,461,368)     (22,408)
 Capital shares .............................................  17,169,189  51,017,907   126,757,460   10,066,182
                                                                --------     --------     ---------    --------
Net assets, at value ........................................ $17,551,813 $50,773,405  $124,666,302  $10,113,261
                                                                ========     ========     =========    ========
Shares outstanding ..........................................   1,333,917   3,967,384    10,707,928      917,518
                                                                ========     ========     =========    ========
Net asset value per share ...................................         $13.16      $12.80        $11.64       $11.02
                                                                ========     ========     =========    ========
Maximum offering price ......................................         $13.57      $13.20        $12.00       $11.36
                                                                ========     ========     =========    ========

Representative computation (Franklin Templeton German Government Bond Fund) of
 net asset value and offering price per share:
Net asset value and redemption price per share ($17,551,813/1,333,917)$13.16
                                                                ========
Maximum offering price (100/97 of $13.16) ...................         $13.57
                                                                ========


FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

                                                              Franklin
                                                              Templeton                                Franklin
                                                               German       Franklin      Franklin     Templeton
                                                             Government Templeton GlobalTempleton Hard High Income
                                                              Bond Fund   Currency Fund Currency Fund Currency Fund
                                                              ---------    ----------    ----------     --------
Investment income:
 Interest .................................................  $1,367,437    $2,881,951    $ 6,984,761    $615,137
                                                              ---------    ----------    ----------    --------
Expenses:
 Management fees (Note 7) .................................     117,798       351,768        811,115      66,069
 Distribution fees (Note 7) ...............................      41,513       115,252        370,787      20,191
 Shareholder servicing costs ..............................      23,900        36,500         92,000       3,500
 Custody fees .............................................       1,000         1,000         12,750       9,000
 Professional fees ........................................       9,350         9,150          9,000       8,300
 Registration fees and insurance ..........................      22,300         4,450         37,200       9,125
 Reports to shareholders ..................................       8,350        14,457         28,000       7,100
 Amortization of organization cost (Note 3) ...............       7,687            --             --          --
 Trustees' fees and expenses ..............................       5,300         6,900          8,000       7,000
 Other ....................................................         241           850          3,171         570
 Payments from Manager (Note 7) ...........................          --            --             --      (4,273)
                                                              ---------    ----------    ----------    --------
      Total expenses ......................................     237,439       540,327      1,372,023     126,582
                                                              ---------    ----------    ----------    --------
      Net investment income ...............................   1,129,998     2,341,624      5,612,738     488,555
                                                              ---------    ----------    ----------    --------
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments .............................................      88,794       (33,507)    (3,661,839)   (197,152)
  Foreign currency transactions ...........................    (173,763)     (823,568)    (9,970,390)    185,152
                                                              ---------    ----------    ----------    --------
                                                                (84,969)     (857,075)   (13,632,229)    (12,000)
                                                              ---------    ----------    ----------    --------
 Net unrealized appreciation (depreciation) on:
  Investments .............................................  (1,309,890)     (773,711)      (140,570)     59,398
  Foreign currency translation of other assets and
 liabilities ..............................................      (9,555)     (140,940)       163,299        (342)
                                                              ---------    ----------    ----------    --------
                                                             (1,319,445)     (914,651)        22,729      59,056
                                                              ---------    ----------    ----------    --------
Net realized and unrealized gain (loss) ...................  (1,404,414)   (1,771,726)   (13,609,500)     47,056
                                                              ---------    ----------    ----------    --------
Net increase (decrease) in net assets resulting from
 operations ...............................................  $ (274,416)    $ 569,898   $ (7,996,762)   $535,611
                                                              =========    ==========    ==========    ========

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF CHANGES IN NET ASSETS



                                                             Franklin Templeton           Franklin Templeton
                                                         German Government Bond Fund     Global Currency Fund
                                                            ---------------------        --------------------
                                                          Year ended      Year ended       Year ended     Year ended
                                                       October 31, 1996 October 31, 1995 October 31,1996 October 31, 1995
                                                         ------------    ------------     -------------   -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................    $ 1,129,998     $ 920,943     $ 2,341,624    $ 3,091,916
  Net realized gain (loss) from investments and foreign
 currency transactions ................................        (84,969)      713,330        (857,075)     2,083,056
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies ....................     (1,319,445)    1,059,514       (914,651)    (2,010,845)
                                                           ----------    ----------       ----------    ----------
      Net increase (decrease) in net assets resulting
 from operations ......................................       (274,416)    2,693,787         569,898      3,164,127
Distributions to shareholders from:
 Undistributed net investment income ..................     (1,645,317)   (1,355,870)     (3,012,672)    (5,196,532)
 Net realized gains ...................................       (102,554)           --            --             --
 Tax return of capital.................................       (102,139)           --      (1,330,318)            --
Increase (decrease) in net assets from capital share
 transactions (Note 4) ................................     (4,437,052)    9,539,172      (5,395,335)     5,876,339
                                                           ----------    ----------       ----------    ----------
      Net increase (decrease) in net assets ...........     (6,561,478)   10,877,089      (9,168,427)     3,843,934
Net assets:
 Beginning of year ....................................     24,113,291    13,236,202      59,941,832     56,097,898
                                                           ----------    ----------       ----------    ----------
 End of year ..........................................    $17,551,813   $24,113,291     $50,773,405    $59,941,832
                                                           ==========    ==========       ==========    ==========
Undistributed net investment income included in net assets:
  Beginning of year ...................................      $ 660,762      $ 56,449     $ 1,463,213    $ 1,263,410
                                                           ==========    ==========       ==========    ==========
  End of year .........................................           $--     $ 660,762         $ 12,235    $ 1,463,213
                                                           ==========    ==========       ==========    ==========


FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)


                                                             Franklin Templeton           Franklin Templeton
                                                             Hard Currency Fund        High Income Currency Fund
                                                            ---------------------        --------------------
                                                          Year ended      Year ended       Year ended     Year ended
                                                       October 31, 1996 October 31, 1995 October 31,1996 October 31, 1995
                                                         ------------    ------------     -------------   -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................    $ 5,612,738    $ 4,578,175      $ 488,555      $ 709,372
  Net realized gain (loss) from investments and foreign
 currency transactions ...............................    (13,632,229)     1,212,480        (12,000)       590,112
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies ...................         22,729     (1,732,815)        59,056       (320,372)
                                                          ----------     ----------       ---------    ----------
      Net increase (decrease) in net assets resulting
 from operations .....................................     (7,996,762)     4,057,840        535,611        979,112
Distributions to shareholders from:
 Undistributed net investment income .................       (596,892)    (9,027,253)    (1,005,818)    (1,147,936)
 Net realized gains...................................             --             --        (12,939)            --
 Tax return of capital................................     (6,321,432)            --        (24,976)            --
Increase (decrease) in net assets from capital share
 transactions (Note 4) ...............................      7,492,381     75,829,921       (280,803)    (5,807,267)
                                                          ----------     ----------       ---------    ----------
      Net increase (decrease) in net assets ..........     (7,422,705)    70,860,508       (788,925)    (5,976,091)
Net assets:
 Beginning of year ...................................    132,089,007     61,228,499     10,902,186     16,878,277
                                                          ----------     ----------       ---------    ----------
 End of year .........................................   $124,666,302   $132,089,007    $10,113,261    $10,902,186
                                                          ==========     ==========       =========    ==========
Undistributed net investment income (loss) included in net assets:
  Beginning of year ..................................    $ 1,248,928     $ (180,084)     $ 465,794       $ 18,961
                                                          ==========     ==========       =========    ==========
  End of year ........................................      $ 158,515    $ 1,248,928      $ (41,061)     $ 465,794
                                                          ==========     ==========       =========    ==========


FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust), (prior to November 15, 1993, the Huntington Funds) is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently has four separate non-diversified funds (the Funds) in operation consisting of: Franklin Templeton German Government Bond Fund (the German Bond
Fund), Franklin Templeton Global Currency Fund (the Global Currency Fund), Franklin Templeton Hard Currency Fund (the Hard Currency Fund), and Franklin Templeton High Income Currency Fund (the High Income Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The German Bond Fund seeks long-term total return through investment in a managed portfolio of German government bonds. The Global Currency Fund seeks to maximize total return, through a combination of interest income and currency gains, by investing in interest-earning money market instruments, at least 65% of which will be denominated in three or more Major Currencies, including the U.S. dollar. The Hard Currency Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those Major Currencies which historically have experienced low rates of inflation, and which are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term. The High Income Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies. Subject to this investment objective, a secondary consideration of the fund is preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Franklin Advisers, Inc. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees.

B. INCOME TAXES:

Each Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. SECURITY TRANSACTIONS:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount if any, is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of realized gain/loss on foreign currency transactions.

E. EXPENSE ALLOCATION:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

F. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, resulting from changes in exchange rates.

G. REPURCHASE AGREEMENTS:

The Funds, through its custodian, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Funds investment advisor, Franklin Advisers, Inc., is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Funds may enter into forward contracts with the objective of minimizing the risk to the Funds from adverse changes in the relationship between currencies or to enhance Fund value. The Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments. Any gain or loss realized from a foreign currency contract is recorded as a realized gain or loss from foreign currency transactions.

The Funds designated sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of October 31, 1996, the Global Currency Fund had the following forward foreign currency contracts outstanding:

                                                                In                            Unrealized
                       Contracts to Buy                    Exchange for  Settlement Date      Gain (Loss)
               --------------------------------              ---------     ----------          --------
            3,648,000   New Zealand dollars.........   U.S. $ 2,513,472     11/15/96       U.S. $63,008
           19,500,000   Australian dollars..........         15,415,140     11/18/96             26,539
          329,100,000   Japanese yen................          2,946,285     11/21/96            (45,625)
            8,250,000   Deutschemark................          5,441,737     11/25/96             16,929
            5,286,000   Deutschemark................          3,491,413     11/29/96              2,638
                                                             ---------                         --------
                                                       U.S. $29,808,047                          63,489
                                                             ---------                         --------
                       Contracts to Sell
               --------------------------------
            4,500,000   Deutschemark................   U.S. $ 2,952,078     11/12/96            (22,979)
            2,300,000   Deutschemark................          1,497,640     11/18/96            (23,510)
            1,200,000   Deutschemark................            785,289     11/22/96             (8,551)
            2,251,000   Deutschemark................          1,482,384     11/25/96             (7,005)
            1,800,000   Deutschemark................          1,186,670     11/29/96             (4,607)
                                                             ---------                         --------
                                                       U.S. $ 7,904,061                         (66,652)
                                                             ---------                         --------
         Net unrealized depreciation..................................................... U.S. $ (3,163)
                                                                                               ========

As of October 31, 1996, the Hard Currency Fund had the following forward foreign currency contracts outstanding:

                                                                In                            Unrealized
                       Contracts to Buy                    Exchange for  Settlement Date      Gain (Loss)
               --------------------------------              ---------     ----------          --------
         1,535,200,000   Japanese yen...............   U.S. $13,830,630     11/12/96     U.S. $(315,999)
             12700,000   Deutschemark...............          8,320,231     11/15/96             77,602
            5,2440,000   New Zealand dollars........          3,613,116     11/15/96             90,575
           440,000,000   Japanese yen...............          3,939,123     11/21/96            (61,000)
            18,189,000   Swiss francs...............         14,390,032     11/21/96             45,465
            46,500,000   Deutschemark...............         30,671,609     11/25/96             95,416
             3,820,000   New Zealand dollars........          2,677,820     11/29/96             15,957
                                                             ---------                         --------
         Net unrealized depreciation................   U.S. $77,442,561                  U.S. $ (51,984)
                                                             =========                         ========
As of October 31, 1996, the High Income Fund had the following forward foreign currency contracts outstanding:
                                                                In                            Unrealized
                       Contracts to Buy                    Exchange for  Settlement Date      Gain (Loss)
               --------------------------------              ---------     ----------          --------
               730,000   Deutschemark...............   U.S.   $ 482,166     11/09/96         U.S. $ 364
             1,040,000   French franc...............            201,500     11/15/96              2,120
               230,000   British pound..............            359,789     11/15/96             14,459
            62,500,000   Spanish peseta.............            484,609     11/15/96              4,891
             2,600,000   Australian dollar..........          2,055,352     11/18/96              3,539
             1,410,000   Canadian dollar............          1,044,444     11/21/96              8,514
             1,100,000   New Zealand dollar.........            771,100     11/29/96              4,595
                                                             ---------                         --------
                                                       U.S. $ 5,398,960                          38,482
                                                             ---------                         --------
                       Contracts to Sell
               --------------------------------
               115,000   Deutschemark...............   U.S.    $ 75,442     11/12/96               (587)
                60,000   Deutschemark...............             39,069     11/18/96               (613)
                25,000   Deutschemark...............             16,360     11/22/96               (178)
                58,000   Deutschemark...............             38,196     11/25/96               (180)
                45,000   Deutschemark...............             29,667     11/29/96               (115)
                                                             ---------                         --------
                                                       U.S.   $ 198,734                          (1,673)
                                                             ---------                         --------
         Net unrealized appreciation..................................................... U.S. $ 36,809
                                                                                               ========


3. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Funds are amortized on a straight line basis over a period of five years from the effective date of registration under the Securities Act of 1933 for each Fund. In the event the initial shareholder or its transferee redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to such shareholder. New investors purchasing shares of the Funds subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.

4. TRUST SHARES

At October 31, 1996 there were an unlimited number of $.01 par value shares authorized. Transactions in each of the Fund's shares for the year ended October 31, 1996 and October 31, 1995 were as follows:

                                                              Franklin Templeton German    Franklin Templeton
                                                                Government Bond Fund      Global Currency Fund
                                                                --------------------       ------------------
Year Ended October 31, 1996                                    Shares        Amount       Shares       Amount
                                                              --------     ----------    --------    ----------
 Shares sold ...............................................    633,495    $ 8,633,416    534,790    $ 6,917,329
 Shares issued in reinvestment of distributions ............    109,008      1,470,996    282,686      3,656,845
 Shares redeemed ........................................... (1,093,633)   (14,541,464)(1,234,150)   (15,969,509)
                                                              --------     ----------    --------    ----------
      Net decrease .........................................   (351,130)  $ (4,437,052)  (416,674)  $ (5,395,335)
                                                              ========     ==========    ========    ==========
Year Ended October 31, 1995
 Shares sold ...............................................  1,715,926    $23,740,110  1,387,801    $19,437,877
 Shares issued in reinvestment of distributions ............     80,172      1,043,651    322,443      4,365,414
 Shares redeemed ........................................... (1,109,204)   (15,244,589)(1,293,014)   (17,926,952)
                                                              --------     ----------    --------    ----------
      Net increase .........................................    686,894    $ 9,539,172    417,230    $ 5,876,339
                                                              ========     ==========    ========    ==========


                                                                                             Franklin Templeton
                                                                   Franklin Templeton           High Income
                                                                      Hard Currency            Currency Fund
                                                                   -------------------       -----------------
Year Ended October 31, 1996                                       Shares       Amount       Shares     Amount
                                                                 --------    ----------     -------   ---------
 Shares sold .................................................  7,838,577   $ 95,388,807   246,388    $2,688,736
 Shares issued in reinvestment of distributions ..............    440,761      5,393,631    68,646       742,520
 Shares redeemed ............................................. (7,661,154)   (93,290,057) (340,903)   (3,712,059)
                                                                 --------    ----------     -------   ---------
      Net increase (decrease) ................................    618,184    $ 7,492,381   (25,869)   $ (280,803)
                                                                 ========    ==========     =======   =========
Year Ended October 31, 1995
 Shares sold ................................................. 10,970,103   $146,986,739   158,620    $1,797,529
 Shares issued in reinvestment of distributions ..............    547,399      6,980,135    66,310       738,551
 Shares redeemed ............................................. (5,816,955)   (78,136,953) (737,848)   (8,343,347)
                                                                 --------    ----------     -------   ---------
      Net increase (decrease) ................................  5,700,547   $ 75,829,921  (512,918)  $(5,807,267)
                                                                 ========    ==========     =======   =========

5. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Funds had capital loss carryovers as follows:

                                        Franklin Templeton                                       Franklin Templeton
                                         German Government Franklin Templeton  Franklin Templeton    High Income
                                             Bond Fund    Global Currency Fund Hard Currency Fund   Currency Fund
                                           -------------     --------------      -------------     ------------
Capital loss carryovers expiring in:
 2001..................................              --            $ 35,182         $ 301,642               --
 2002..................................              --                  --               271               --
 2003..................................              --             173,253           112,254               --
 2004..................................              --              77,143         1,047,201          $22,408
                                           -------------     --------------      -------------     ------------
                                                     --            $285,578        $1,461,368          $22,408
                                           =============     ==============      =============     ============

6. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1996, were as follows:

                                        Franklin Templeton                                      Franklin Templeton
                                         German Government Franklin Templeton Franklin Templeton    High Income
                                             Bond Fund    Global Currency FundHard Currency Fund   Currency Fund
                                           -------------     --------------      -------------     ------------
Purchases..............................       $11,349,298               --           $25,605               --
                                           =============     ==============      =============     ============
Sales..................................       $13,963,170               --                --               --
                                           =============     ==============      =============     ============


7. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund and receives fees computed monthly based on the average daily net assets at an annualized rate of .65 of 1% for the Global Currency Fund, the Hard Currency Fund, and the High Income Fund, and .55 of 1% for the German Bond Fund. Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI), an indirect subsidiary of Templeton Worldwide, Inc. (Worldwide), which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. (Resources) receives from the Advisers a fee equal to an annual rate of .25 of 1% of the value of the average daily net assets of the Funds, payable monthly.

The terms of the agreements provide that aggregate annual expenses of the Trust be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Trust's shares are registered. The Trust's expenses did not exceed these limitations; however, for the year ended October 31, 1996, the Advisers agreed in advance to reduce its managements fees as indicated below:

                                        Franklin Templeton                                      Franklin Templeton
                                         German Government Franklin Templeton Franklin Templeton    High Income
                                             Bond Fund    Global Currency FundHard Currency Fund   Currency Fund
                                           -------------     --------------      -------------     ------------
Fee reduction..........................              --                 --                --           $4,273
                                           =============     ==============      =============     ============

Pursuant to a shareholder servicing agreement with Franklin Templeton Investor Services, Inc. (Investor Services), the Trust pays costs on a per shareholder account basis. Such costs incurred for the year ended October 31, 1996 aggregated $155,900.

Under the terms of a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Global Currency Fund, the Hard Currency Fund, and the High Income Fund will reimburse Franklin Templeton Distributors, Inc. (Distributors), in an amount up to 0.45% per annum of the average daily net assets of each Fund and the German Bond Fund will reimburse the Distributors, in an amount up to 0.25% per annum of the average daily net assets of the Fund for the cost incurred in the promotion, offering and marketing of the Funds' shares. Fees incurred under the Plans aggregated $547,743 for the year ended October 31, 1996.

In its capacity as underwriter for the shares of the Trust, Distributors receives commissions on sales of the Trust's shares. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Funds and as such are not expenses of the Funds. Commissions received by Distributors and the amounts which were subsequently paid to other dealers for the year ended October 31, 1996 were as follows:

                                        Franklin Templeton                                      Franklin Templeton
                                         German Government Franklin Templeton  Franklin Templeton    High Income
                                             Bond Fund    Global Currency Fund Hard Currency Fund   Currency Fund
                                           -------------     --------------      -------------     ------------
Total commissions received ............         $94,674             $63,202          $858,684          $22,131
                                           =============     ==============      =============     ============
Paid to other dealers .................         $83,491             $55,853          $762,018          $19,586
                                           =============     ==============      =============     ============

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, Worldwide and Investor Services, all wholly-owned subsidiaries of Resources.


8. CREDIT RISK

Although each of the Funds has a diversified investment portfolio, there are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which the Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors, as follows:

      The Global Currency Fund has investments in excess of 10% in debt securities denominated in German deutschemarks.

      The Hard Currency Fund has investments in excess of 10% in debt securities denominated in German deutschemarks.

Although the German Bond Fund has a non-diversified investment portfolio, most of its investments are in the securities of issuers in the country of Germany. Such concentration may subject the Fund to economic changes occurring within that country.


9. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest oustanding throughout each period, by Fund are as follows:


                        Per Share Operating Performance+                             Ratios/Supplemental Data
                -------------------------------------------------                     -----------------------
                                                                                                                    Ratio
                                             Distri-                                                     Ratio of   of Net
          Net                       Total    butions  Distri- Distri-             Net             Net   Expenses   Investment
         Asset     Net    Net       From     From Net butions butions            Asset          Assets  to Average  Income
Year     Value at Ivest- Realized & Invest-  Invest-   From    From      Total   Value          at End  Net Assets to Ave- Portfolio
Ended    Beginning ment  Unrealized ment Ope- ment   Capital Return of  Distri- at End  Total   of Year   (see     rage Net Turnover
October 31of Year Income Gain (Loss)rations  Income   Gains  Capital+++ butions of YearReturn++(in 000's) Note 7)  Assets    Rate

Franklin Templeton German Government Bond Fund
19931,2 $12.50   $0.27   $ 0.56    $ 0.83    $(0.25)   $ --    $ --    $(0.25)  $13.08   6.15%  $10,738   0.87%*    6.06%*  190.89%*
1994     13.08    0.78    (0.72)     0.06     (0.39)  (0.06)  (0.40)    (0.85)   12.29   0.64    13,341   1.00      4.74    185.66
19943    12.29    0.41     0.92      1.33     (0.36)     --      --     (0.36)   13.26  10.92    13,236   1.04*     6.37*   301.60*
1995     13.26    1.53     0.71      2.24     (1.19)     --      --     (1.19)   14.31  18.28    24,113   1.25      5.17     67.77
1996     14.31    0.66    (0.69)    (0.03)    (1.00)  (0.06)  (0.06)    (1.12)   13.16  (0.14)   17,552   1.10      5.25     57.59
Franklin Templeton Global Currency Fund
19922    14.23    0.80    (0.22)     0.58     (0.80)     --      --     (0.80)   14.01   4.29    63,589   1.82      5.77      --
19932    14.01    0.67     1.01      1.68     (0.69)  (1.04)     --     (1.73)   13.96  13.28    62,355   1.67      4.64     10.39
1994     13.96    0.57    (0.11)     0.46     (0.57)     --      --     (0.57)   13.85   3.41    51,539   1.41      2.78     37.16
19943    13.85    0.25     0.32      0.57     (0.28)     --      --     (0.28)   14.14   4.14    56,098   1.04*     3.55*    50.82*
1995     14.14    1.29    (0.49)     0.80     (1.27)     --      --     (1.27)   13.67   6.05    59,942   0.99      5.29     46.05
1996     13.67    0.69    (0.54)     0.15     (0.71)     --   (0.31)    (1.02)   12.80   1.27    50,773   0.99      4.30      --
Franklin Templeton Hard Currency Fund
19922    12.83    0.77     0.28      1.05     (0.76)     --      --     (0.76)   13.12   8.40    31,757   1.86      5.85      --
19932    13.12    0.71     1.20      1.91     (0.69)  (1.34)     --     (2.03)   13.00  17.11    49,569   1.75      5.23      4.88
1994     13.00    0.50    (0.05)     0.45     (0.13)     --   (0.37)    (0.50)   12.95   3.62    35,739   1.47      3.83      --
19943    12.95    0.26     0.99      1.26     (0.25)     --      --     (0.25)   13.95   9.74    61,228   1.05*     3.80*    55.91*
1995     13.95    1.84    (1.02)     0.82     (1.68)     --      --     (1.68)   13.09   6.68   132,089   1.15      4.68     15.72
1996     13.09    0.57    (1.34)    (0.77)    (0.06)     --   (0.62)    (0.68)   11.64  (5.99)  124,666   1.10      4.50      --
Franklin Templeton High Income Currency Fund
19922    12.92    1.09    (0.03)     1.06     (1.08)     --      --     (1.08)   12.90   8.51    46,575   1.83      8.38      --
19932    12.90    0.90    (0.40)     0.50     (0.94)  (0.33)     --     (1.27)   12.13   4.49    32,341   1.81      6.86      --
1994     12.13    0.59    (0.85)    (0.26)      --      --    (0.59)    (0.59)   11.28  (2.03)   16,706   1.59      4.80      --
19943    11.28    0.31     0.31      0.62     (0.31)     --      --     (0.31)   11.59   5.60    16,878   1.04*     5.44* 1,588.38*
1995     11.59    1.47    (0.51)     0.96     (0.99)     --      --     (0.99)   11.56   8.90    10,902   1.25      5.56    115.05
1996     11.56    0.58      --       0.58     (1.08)  (0.01)  (0.03)    (1.12)   11.02   5.56    10,113   1.25      4.83      --

1For the period December 31, 1992 (effective date of registration) to April 30, 1993.

2Financial Highlights for periods ended prior to April 30, 1994 were audited by other independent auditors whose opinions are not included herein.

9. FINANCIAL HIGHLIGHTS (cont.)

3Six months ended October 31, 1994. Prior to this period, the Funds' fiscal year end was April 30. +Selected data for a share of beneficial interest outstanding throughout the period indicated. ++Total return measures the change in value of an investment over the periods indicated, and is not annualized. It does not include the maximum 3.0% initial sales charge and assumes reinvestment of dividends and capital gains at net asset value. +++Certain distributions have been reclassed to conform with SOP 93-2. *Annualized. The Advisers reduced its management fees and reimbursed other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                           RATIO OF EXPENSES TO
                                                            AVERAGE NET ASSETS

       FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUNd
        19931.....................................................    1.73%*
        1994......................................................    1.83
        19943.....................................................    1.77*
        1995......................................................    1.29
       FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
        1994......................................................    1.61
        19943.....................................................    1.12*
       FRANKLIN TEMPLETON HARD CURRENCY FUND
        1994......................................................    1.71
        19943.....................................................    1.28*
       FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND
        1994......................................................    1.82
        19943.....................................................    1.45*
        1995......................................................    1.45
        1996......................................................    1.29


FRANKLIN TEMPLETON GLOBAL TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Franklin Templeton Global Trust:

We have audited the accompanying statements of assets and liabilities of the funds comprising the Franklin Templeton Global Trust, including each Fund's statement of investments in securities and net assets, as of October 31, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods ended April 30, 1994 and thereafter for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Trust for the periods ending prior to May 1, 1993 were audited by other auditors, whose report, dated June 11, 1993, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds comprising the Franklin Templeton Global Trust as of October 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods ended April 30, 1994 and thereafter for the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
November 27, 1996


Franklin Templeton Global Trust Annual Report October 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the asset allocation by asset class of the portfolio's securities on October 31, 1996, as a percentage of total net assets.


Asset Allocation by Asset Class on October 31, 1996

German State Government Bonds       26.7%
German Federal Government Bonds     23.7%
Foreign (Non-German) Government     23.5%
   Euromark Bonds
German Pfandbriefe Bonds            18.7%
German Government Agency Bonds       2.7%
Other Net Assets & Liabilities       4.7%



GRAPHIC (2)

The following line graph hypothetically compares the performance of the fund's shares with the Salomon Brothers German Government Bond Index, based on a $100,000 investment from 12/31/92 to 10/31/96.


Period Ending           Fund        Index

    12/31/92      $9,697         $10,000
     1/31/93      $9,829         $10,182
     2/28/93      $9,816         $10,220
     3/31/93     $10,176         $10,509
     4/30/93     $10,293         $10,679
     5/31/93     $10,302         $10,707
     6/30/93      $9,770         $10,085
     7/31/93      $9,665         $10,009
     8/31/93     $10,195         $10,562
     9/30/93     $10,566         $10,938
    10/31/93     $10,376         $10,827
    11/30/93     $10,275         $10,664
    12/31/93     $10,236         $10,672
     1/31/94     $10,248         $10,633
     2/28/94     $10,209         $10,673
     3/31/94     $10,363         $10,925
     4/30/94     $10,359         $10,960
     5/31/94     $10,413         $10,949
     6/30/94     $10,887         $11,296
     7/31/94     $10,980         $11,496
     8/31/94     $10,980         $11,458
     9/30/94     $11,075         $11,557
    10/31/94     $11,490         $11,959
    11/30/94     $11,136         $11,660
    12/31/94     $11,218         $11,738
     1/31/95     $11,571         $12,193
     2/28/95     $12,127         $12,740
     3/31/95     $13,079         $13,900
     4/30/95     $13,115         $13,941
     5/31/95     $13,122         $13,941
     6/30/95     $13,316         $14,098
     7/31/95     $13,448         $14,349
     8/31/95     $12,802         $13,632
     9/30/95     $13,237         $14,238
    10/31/95     $13,589         $14,579
    11/30/95     $13,446         $14,498
    12/31/95     $13,705         $14,781
     1/31/96     $13,360         $14,366
     2/29/96     $13,330         $14,324
     3/31/96     $13,331         $14,351
     4/30/96     $13,001         $13,952
     5/31/96     $13,011         $14,007
     6/30/96     $13,019         $14,066
     7/31/96     $13,573         $14,686
     8/31/96     $13,599         $14,749
     9/30/96     $13,359         $14,515
    10/31/96     $13,570         $14,735


GRAPHIC MATERIAL (3)

This chart shows in pie format the asset allocation by currency of the portfolio's securities on October 31, 1996, as a percentage of total net assets.


Asset Allocation by Currency on October 31, 1996

U.S. Dollar                         37.0%
Australian Dollar                   30.4%
German Mark                         21.9%
Japanese Yen                         5.8%
New Zealand Dollar                   4.9%



GRAPHIC (4)

The following line graph hypothetically compares the performance of the fund's shares with the Salomon Brothers World Money Market Index, based on a $100,000 investment from 11/1/86 to 10/31/96.


Period Ending           Fund        Index

     11/1/86          $9,703             $10,000
    11/30/86         $10,047             $10,319
    12/31/86         $10,302             $10,575
     1/31/87         $10,589             $10,984
     2/28/87         $10,676             $11,096
     3/31/87         $10,971             $11,395
     4/30/87         $11,196             $11,588
     5/31/87         $10,995             $11,461
     6/30/87         $10,987             $11,491
     7/31/87         $10,873             $11,394
     8/31/87         $11,151             $11,714
     9/30/87         $11,047             $11,629
    10/31/87         $11,523             $12,250
    11/30/87         $12,088             $12,839
    12/31/87         $12,637             $13,416
     1/31/88         $12,119             $12,880
     2/29/88         $12,181             $12,896
     3/31/88         $12,512             $13,271
     4/30/88         $12,500             $13,230
     5/31/88         $12,435             $13,053
     6/30/88         $12,043             $12,626
     7/31/88         $11,992             $12,478
     8/31/88         $12,111             $12,422
     9/30/88         $12,171             $12,572
    10/31/88         $12,663             $13,101
    11/30/88         $13,056             $13,591
    12/31/88         $12,912             $13,405
     1/31/89         $12,695             $12,988
     2/28/89         $12,700             $13,279
     3/31/89         $12,630             $12,975
     4/30/89         $12,718             $13,093
     5/31/89         $12,447             $12,652
     6/30/89         $12,592             $12,816
     7/31/89         $12,871             $13,428
     8/31/89         $12,649             $13,001
     9/30/89         $12,746             $13,522
    10/31/89         $12,847             $13,653
    11/30/89         $13,102             $13,943
    12/31/89         $13,452             $14,420
     1/31/90         $13,568             $14,679
     2/28/90         $13,554             $14,665
     3/31/90         $13,616             $14,707
     4/30/90         $13,760             $14,939
     5/31/90         $13,928             $15,138
     6/30/90         $14,106             $15,494
     7/31/90         $14,512             $16,230
     8/31/90         $14,718             $16,527
     9/30/90         $14,957             $16,783
    10/31/90         $15,442             $17,369
    11/30/90         $15,458             $17,523
    12/31/90         $15,395             $17,662
     1/31/91         $15,632             $17,996
     2/28/91         $15,660             $17,740
     3/31/91         $15,335             $16,628
     4/30/91         $15,440             $16,811
     5/31/91         $15,400             $16,720
     6/30/91         $15,270             $16,449
     7/31/91         $15,584             $16,890
     8/31/91         $15,446             $17,018
     9/30/91         $15,651             $17,748
    10/31/91         $15,668             $17,842
    11/30/91         $15,904             $18,238
    12/31/91         $16,566             $19,152
     1/31/92         $16,110             $18,616
     2/29/92         $15,936             $18,385
     3/31/92         $15,935             $18,376
     4/30/92         $16,103             $18,517
     5/31/92         $16,548             $19,062
     6/30/92         $17,180             $19,859
     7/31/92         $17,447             $20,363
     8/31/92         $17,785             $21,188
     9/30/92         $17,854             $20,902
    10/31/92         $17,335             $19,800
    11/30/92         $17,204             $19,402
    12/31/92         $17,168             $19,330
     1/31/93         $17,229             $19,427
     2/28/93         $17,561             $19,378
     3/31/93         $17,924             $19,923
     4/30/93         $18,241             $20,419
     5/31/93         $18,486             $20,625
     6/30/93         $18,194             $19,879
     7/31/93         $18,301             $19,797
     8/31/93         $18,426             $20,142
     9/30/93         $18,431             $20,484
    10/31/93         $18,237             $20,228
    11/30/93         $18,203             $20,092
    12/31/93         $18,203             $20,117
     1/31/94         $18,652             $20,283
     2/28/94         $18,791             $20,626
     3/31/94         $18,718             $20,876
     4/30/94         $18,864             $21,101
     5/31/94         $19,105             $21,169
     6/30/94         $19,320             $21,857
     7/31/94         $19,165             $21,898
     8/31/94         $19,257             $22,087
     9/30/94         $19,363             $22,590
    10/31/94         $19,645             $23,114
    11/30/94         $19,496             $22,481
    12/31/94         $19,673             $22,641
     1/31/95         $19,757             $23,021
     2/28/95         $20,065             $23,555
     3/31/95         $21,057             $25,025
     4/30/95         $21,183             $25,097
     5/31/95         $21,136             $24,887
     6/30/95         $21,344             $25,230
     7/31/95         $21,178             $25,321
     8/31/95         $20,559             $24,366
     9/30/95         $20,644             $24,932
    10/31/95         $20,833             $25,016
    11/30/95         $20,591             $24,696
    12/31/95         $20,660             $24,948
     1/31/96         $20,361             $24,292
     2/29/96         $20,648             $24,613
     3/31/96         $20,775             $24,652
     4/30/96         $20,690             $24,287
     5/31/96         $20,812             $24,348
     6/30/96         $20,787             $24,433
     7/31/96         $20,972             $25,015
     8/31/96         $21,145             $25,007
     9/30/96         $20,973             $24,617
    10/31/96         $21,097             $24,873



GRAPHIC MATERIAL (5)

This chart shows in pie format the asset allocation by currency of the portfolio's securities on October 31, 1996, as a percentage of total net assets.


Asset Allocation by Currency on October 31, 1996

German Mark                   47.7%
Swiss Franc                   24.9%
Japanese Yen                  15.9%
U.S. Dollar                    6.4%
New Zealand Dollar             5.1%



GRAPHIC (6)

The following line graph hypothetically compares the performance of the fund's shares with the Salomon Brothers World Money Market Index, based on a $100,000 investment from 11/17/89 to 10/31/96.


Period Ending           Fund        Index

    11/17/89      $9,697            $10,000
    11/30/89      $9,922            $10,092
    12/31/89      $10,434           $10,437
     1/31/90      $10,565           $10,625
     2/28/90      $10,472           $10,614
     3/31/90      $10,413           $10,645
     4/30/90      $10,559           $10,813
     5/31/90      $10,680           $10,957
     6/30/90      $10,889           $11,215
     7/31/90      $11,465           $11,747
     8/31/90      $11,639           $11,962
     9/30/90      $11,882           $12,148
    10/31/90      $12,454           $12,572
    11/30/90      $12,532           $12,684
    12/31/90      $12,541           $12,784
     1/31/91      $12,856           $13,025
     2/28/91      $12,634           $12,840
     3/31/91      $11,559           $12,035
     4/30/91      $11,724           $12,168
     5/31/91      $11,539           $12,102
     6/30/91      $11,254           $11,906
     7/31/91      $11,653           $12,225
     8/31/91      $11,752           $12,318
     9/30/91      $12,338           $12,846
    10/31/91      $12,377           $12,915
    11/30/91      $12,757           $13,201
    12/31/91      $13,579           $13,863
     1/31/92      $12,913           $13,474
     2/29/92      $12,663           $13,307
     3/31/92      $12,627           $13,301
     4/30/92      $12,708           $13,403
     5/31/92      $13,267           $13,797
     6/30/92      $13,937           $14,374
     7/31/92      $14,253           $14,739
     8/31/92      $14,905           $15,336
     9/30/92      $15,169           $15,129
    10/31/92      $14,297           $14,332
    11/30/92      $14,014           $14,044
    12/31/92      $13,884           $13,992
     1/31/93      $14,009           $14,062
     2/28/93      $14,172           $14,026
     3/31/93      $14,538           $14,421
     4/30/93      $14,882           $14,780
     5/31/93      $14,945           $14,929
     6/30/93      $14,494           $14,388
     7/31/93      $14,527           $14,329
     8/31/93      $14,552           $14,579
     9/30/93      $14,646           $14,827
    10/31/93      $14,451           $14,641
    11/30/93      $14,387           $14,543
    12/31/93      $14,529           $14,561
     1/31/94      $14,907           $14,681
     2/28/94      $15,204           $14,930
     3/31/94      $15,198           $15,110
     4/30/94      $15,421           $15,273
     5/31/94      $15,500           $15,322
     6/30/94      $16,058           $15,820
     7/31/94      $16,037           $15,850
     8/31/94      $16,148           $15,987
     9/30/94      $16,525           $16,351
    10/31/94      $16,923           $16,731
    11/30/94      $16,529           $16,272
    12/31/94      $16,723           $16,388
     1/31/95      $16,932           $16,663
     2/28/95      $17,408           $17,050
     3/31/95      $18,675           $18,113
     4/30/95      $18,726           $18,166
     5/31/95      $18,538           $18,013
     6/30/95      $18,797           $18,262
     7/31/95      $18,637           $18,328
     8/31/95      $17,523           $17,637
     9/30/95      $17,942           $18,046
    10/31/95      $18,057           $18,107
    11/30/95      $17,714           $17,875
    12/31/95      $17,830           $18,058
     1/31/96      $17,285           $17,583
     2/29/96      $17,540           $17,815
     3/31/96      $17,457           $17,843
     4/30/96      $17,056           $17,579
     5/31/96      $16,951           $17,623
     6/30/96      $16,998           $17,685
     7/31/96      $17,549           $18,106
     8/31/96      $17,484           $18,101
     9/30/96      $17,012           $17,818
    10/31/96      $16,975           $18,003



GRAPHIC MATERIAL (7)

This chart shows in pie format the asset allocation by currency of the portfolio's securities on October 31, 1996, as a percentage of total net assets.


Asset Allocation by Currency on October 31, 1996

Australian Dollar             20.3%
U.S. Dollar                   15.4%
Canadian Dollar               15.2%
British Pound                 11.0%
Spanish Pesata                 9.7%
Italian Lira                   8.5%
New Zealand Dollar             7.6%
Swedish Krona                  7.5%
German Mark                    2.8%
French Franc                   2.0%



GRAPHIC (8)

The following line graph hypothetically compares the performance of the fund's shares with the Index, based on a $100,000 investment from 11/17/89 to 10/31/96.


Period Ending           Fund        Index

    11/17/89         $9,697              $10,000
    11/30/89         $9,767              $10,092
    12/31/89         $10,039             $10,437
     1/31/90         $10,210             $10,625
     2/28/90         $10,227             $10,614
     3/31/90         $10,314             $10,645
     4/30/90         $10,456             $10,813
     5/31/90         $10,616             $10,957
     6/30/90         $10,973             $11,215
     7/31/90         $11,342             $11,747
     8/31/90         $11,602             $11,962
     9/30/90         $11,680             $12,148
    10/31/90         $11,915             $12,572
    11/30/90         $11,983             $12,684
    12/31/90         $11,896             $12,784
     1/31/91         $12,214             $13,025
     2/28/91         $12,245             $12,840
     3/31/91         $11,842             $12,035
     4/30/91         $11,929             $12,168
     5/31/91         $11,883             $12,102
     6/30/91         $11,717             $11,906
     7/31/91         $11,996             $12,225
     8/31/91         $11,988             $12,318
     9/30/91         $12,260             $12,846
    10/31/91         $12,345             $12,915
    11/30/91         $12,559             $13,201
    12/31/91         $13,324             $13,863
     1/31/92         $12,851             $13,474
     2/29/92         $12,750             $13,307
     3/31/92         $12,750             $13,301
     4/30/92         $12,945             $13,403
     5/31/92         $13,453             $13,797
     6/30/92         $14,090             $14,374
     7/31/92         $14,436             $14,739
     8/31/92         $14,864             $15,336
     9/30/92         $14,034             $15,129
    10/31/92         $13,357             $14,332
    11/30/92         $13,095             $14,044
    12/31/92         $12,938             $13,992
     1/31/93         $13,079             $14,062
     2/28/93         $12,860             $14,026
     3/31/93         $13,175             $14,421
     4/30/93         $13,526             $14,780
     5/31/93         $13,725             $14,929
     6/30/93         $13,058             $14,388
     7/31/93         $12,700             $14,329
     8/31/93         $12,744             $14,579
     9/30/93         $12,918             $14,827
    10/31/93         $12,713             $14,641
    11/30/93         $12,526             $14,543
    12/31/93         $12,600             $14,561
     1/31/94         $12,929             $14,681
     2/28/94         $13,018             $14,930
     3/31/94         $13,127             $15,110
     4/30/94         $13,251             $15,273
     5/31/94         $13,313             $15,322
     6/30/94         $13,454             $15,820
     7/31/94         $13,454             $15,850
     8/31/94         $13,525             $15,987
     9/30/94         $13,717             $16,351
    10/31/94         $13,981             $16,731
    11/30/94         $13,739             $16,272
    12/31/94         $13,884             $16,388
     1/31/95         $13,878             $16,663
     2/28/95         $14,165             $17,050
     3/31/95         $14,756             $18,113
     4/30/95         $14,865             $18,166
     5/31/95         $14,705             $18,013
     6/30/95         $14,905             $18,262
     7/31/95         $15,106             $18,328
     8/31/95         $14,683             $17,637
     9/30/95         $15,040             $18,046
    10/31/95         $15,240             $18,107
    11/30/95         $15,003             $17,875
    12/31/95         $15,175             $18,058
     1/31/96         $15,020             $17,583
     2/29/96         $15,257             $17,815
     3/31/96         $15,423             $17,843
     4/30/96         $15,403             $17,579
     5/31/96         $15,553             $17,623
     6/30/96         $15,616             $17,685
     7/31/96         $15,692             $18,106
     8/31/96         $15,857             $18,101
     9/30/96         $15,863             $17,818
    10/31/96         $16,103             $18,003